UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Tortoise MLP & Pipeline Fund

Institutional Class (TORIX)
Investor Class (TORTX)
C Class (TORCX)

2014 Annual Report
November 30, 2014

2	2014 Annual Report

December 31, 2014

Dear fellow shareholder,

The broad energy sector, including North American pipeline companies, enjoyed a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices. As can be the case in the short term, the market did not necessarily decipher quality, and stocks across the energy value chain were affected. As such, pipeline companies also pulled back, but to a lesser extent, as their cash flows typically are not directly affected by commodity price volatility and historically have had steadier, fee-based revenues.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels. While this did not have much effect on the fund’s 2014 fiscal year, it did impact its entry into fiscal 2015.

Despite the challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat data reflecting continued healthy domestic economic growth. However, the global economy continued to struggle, with weakness particularly in Europe and Asia.

Pipeline sector update

North American pipeline companies performed well in fiscal 2014, with the Tortoise North American Pipeline IndexSM returning 20.5 percent for the fiscal year ending Nov. 30, 2014, outperforming the broad equities market as represented by the S&P 500 Index, which returned 16.9 percent for the same period. Pipeline performance was driven by the strength of the fundamental assets of pipeline companies: they own and operate essential, scarce, and long-lived assets that fuel our economy and tend to offer recurring, fee-based revenues.

Despite lower crude oil prices, total U.S. crude oil production remained robust, averaging an estimated 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production projected to average 9.3 MMbbl/d.¹ Natural gas production has been strong, averaging an estimated 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states in fiscal 2014, and projected to grow by an estimated annual rate of 3.1 percent in 2015,¹ with the Marcellus being the predominant U.S. natural gas basin in this low-price environment.

MLP and pipeline companies have remained responsive to infrastructure needs, with new projects coming online. We project capital investment in MLP, pipeline and related organic growth projects through 2017 of approximately $135 billion. Based off committed projects underway, we have high visibility to cash flow growth in 2015 and 2016. These capital expenditures are already supported by shipper commitments, including crude oil projects to debottleneck along the Gulf Coast refining complex and to add capacity out of the Permian basin. Additionally, there are natural gas projects to relieve takeaway constraints in the Northeast. We believe new natural gas projects will continue at a fairly constant pace, but new crude oil-related projects will continue at a slower clip if prices remain low.

Capital markets were supportive of sector growth during the fiscal year, with MLP and pipeline companies raising approximately $105 billion and $50 billion in equity and debt, respectively, during the period. There were 17 new MLP initial public offerings during the year, five in the final quarter alone. This activity occurred in each sector of the energy value chain.

Merger and acquisition activity has continued at a healthy pace, with approximately $170 billion in MLP and pipeline transactions during the fiscal year. The largest of these was Kinder Morgan Inc.’s (KMI) $70 billion acquisition of three of its affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity.

We remain confident in the long-term fundamentals of the fund’s underlying investments. Our focus on pipeline companies for their attractive attributes we addressed earlier has been firmly in place since Tortoise’s inception. We have positioned the portfolio to provide exposure to essential assets that are diversified through both location and the products they transport, that we believe can help investors through this volatility. Finally, we remain steadfast in our belief in the long-term investment opportunity that the Tortoise MLP & Pipeline Fund offers, despite the current challenges in the energy market.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

1 Energy Information Administration, Dec. 2014

Table of contents

Fund information	3

Performance discussion	5

Expense example	7

Financial statements	8

Notes to financial statements	14

Report of independent registered
public accounting firm	18

Trustees and officers	19

Additional information	20

Contacts	23

(unaudited)
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	3

Fund information at November 30, 2014

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional	Investor	C Class
Ticker	TORIX	TORTX	TORCX

Net expense ratio[1]	1.08%	1.33%	2.08%

Redemption fee	None	None	None

Maximum front-end
sales load	None[2]	5.75%[3]	None[2]

Maximum deferred
sales load	None	None[4]	1.00%[5]

[1]

Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2015. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.

[2]	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
[3]	Investors may qualify for sales charge discounts if they invest at least $50,000.
[4]	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
[5]	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the fund, investors should consider their investment goals, time horizons and risk tolerance. The fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. A leading and pioneering MLP investment firm

Top ten holdings (% of long-term investments)
1.	Spectra Energy Corp.	8.6%
2.	Williams Companies, Inc.	8.4%
3.	NiSource Inc.	8.2%
4.	TransCanada Corp.	6.5%
5.	ONEOK, Inc.	6.3%
6.	Kinder Morgan, Inc.	6.1%
7.	Enbridge, Inc.	5.0%
8.	Plains GP Holdings, L.P.	4.8%
9.	EQT Corp.	4.5%
10.	Enterprise Products Partners L.P.	3.7%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset bases
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total return potential through growth and current income
●	Experienced management teams

Portfolio statistics

By asset type

By ownership structure

(unaudited)
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

4	2014 Annual Report

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the fund differ from that of a direct investment in an MLP by an investor. The value of the fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may also write call options which may limit the fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Cash flow measures the cash-generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). Returns include reinvested distributions and dividends. You may not directly invest in an index.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	5

Performance discussion (unaudited)

A number of factors drove the fund’s asset performance during the fiscal year:

●

Natural gas pipeline companies contributed the most to performance during the fund’s fiscal year as their progress continued to be driven by build-out of pipeline takeaway capacity, particularly out of the prolific Marcellus. However, some of these holdings retracted in the fourth fiscal quarter partially due to the fund’s underweight exposure to Kinder Morgan affiliates that continued to perform well following the acquisitions and as some companies with natural gas liquids (NGL) price exposure declined along with crude oil prices.

●

The fund’s performance for the fiscal year was boosted by its exposure to crude oil pipeline companies. However, this group retracted as oil prices moved lower, in anticipation of delays in future projects.

●

The fund’s overweight exposure to refined products pipeline companies also helped performance for the fiscal year as progress for these firms was driven by strong fundamentals and expected drop down acquisitions.

●

Gathering and processing pipeline companies added to performance for the fiscal year, as these firms benefited from increased transport of NGLs, although they detracted during the fourth quarter as NGL prices and anticipated volume growth declined.

Total returns
				Since	Gross
Ticker	Class	1 year	3 years	inception[1]	expense ratio
TORIX	Institutional	19.97%	18.91%	19.48%	1.04%
TORTX	Investor (excluding load)	19.70%	18.63%	19.14%	1.29%
TORTX	Investor (maximum load)	12.81%	16.32%	17.14%	1.29%
TORCX	C Class (excluding CDSC)	18.81%	17.73%	18.24%	2.04%
TORCX	C Class (including CDSC)	17.81%	17.73%	18.24%	2.04%
S&P 500 Index®2		16.86%	20.93%	15.53%	—

[1]

Period from fund inception (5/31/2011) through 11/30/2014. The Institutional and Investor Class Shares commenced operations on 5/31/2011 and C Class Shares commenced operations on 9/19/2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.

[2]

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

6	2014 Annual Report

Value of $1,000,000 vs. S&P 500 Index® (unaudited)

Since inception on May 31, 2011 through Nov. 30, 2014

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through Nov. 30, 2014. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 – November 30, 2014).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period[1]
	(06/01/14)	(11/30/14)	(06/01/14 to 11/30/14)
Institutional Class Actual[2]	$1,000.00	$993.30	$5.00

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

Investor Class Actual[2]	$1,000.00	$992.70	$6.24

Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.80	$6.33

C Class Actual[2]	$1,000.00	$988.60	$9.97

C Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.04	$10.10

[1]

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, 1.25%, and 2.00% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[2]	Based on the actual returns for the six-month period ended November 30, 2014 of (0.67)%, (0.73)% and (1.14)% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

8	2014 Annual Report

Schedule of Investments
November 30, 2014

	Shares	Fair Value
Common Stock — 75.4%[1]

Canadian Crude/Refined Products Pipelines — 11.5%[1]
Enbridge, Inc.	2,121,410	$97,542,432
Inter Pipeline Ltd.	2,278,214	64,989,366
Pembina Pipeline Corp.	1,861,953	63,438,294
		225,970,092

Canadian Natural Gas Pipelines — 7.5%[1]
Keyera Corp.	257,644	19,149,247
TransCanada Corp.	2,650,869	127,665,851
		146,815,098

United States Crude/Refined Products Pipelines — 7.2%[1]
Plains GP Holdings, L.P.	3,643,371	94,654,778
SemGroup Corp.	641,324	47,451,563
		142,106,341

United States Local Distribution Pipelines — 8.1%[1]
NiSource Inc.	3,811,808	159,486,047

United States Natural Gas Gathering Pipelines — 4.6%[1]
EnLink Midstream, LLC	1,048,168	37,912,237
Targa Resources Corp.	464,667	53,037,091
		90,949,328

United States Natural Gas Pipelines — 35.1%[1]
EQT Corp.	961,289	87,458,073
Kinder Morgan, Inc.	2,869,514	118,654,401
National Fuel Gas Co.	444,889	30,817,461
ONEOK, Inc.	2,283,752	123,688,008
Spectra Energy Corp.	4,444,299	168,350,046
Williams Companies, Inc.	3,154,780	163,259,865
		692,227,854

United States Other Energy Infrastructure — 1.4%[1]
Cheniere Energy, Inc.[2]	431,017	28,442,812
Total Common Stock
(Cost $1,378,895,420)		1,485,997,572

Master Limited Partnerships — 23.8%[1]

United States Crude/Refined Products Pipelines — 12.2%[1]
Buckeye Partners, L.P.	250,338	19,243,482
Genesis Energy, L.P.	306,403	13,490,924
Magellan Midstream Partners, L.P.	599,385	49,683,023
MPLX LP	250,524	16,637,299
Oiltanking Partners LP	215,204	10,387,897
Phillips 66 Partners LP	152,000	9,462,000
Plains All American Pipeline, L.P.	998,418	51,368,606
Shell Midstream Partners LP	143,255	5,231,673
Sunoco Logistics Partners L.P.	739,764	35,612,239
Tesoro Logistics LP	338,570	19,389,904
Valero Energy Partners LP	219,350	9,151,282
		239,658,329

United States Natural Gas Gathering Pipelines — 5.2%[1]
Access Midstream Partners LP	165,519	10,374,731
Antero Midstream Partners LP	179,324	4,965,481
DCP Midstream Partners, LP	282,568	13,537,833
MarkWest Energy Partners LP	422,976	30,056,674
Targa Resources Partners LP	147,598	8,092,798
Western Gas Equity Partners LP	172,087	10,807,064
Western Gas Partners LP	357,148	25,332,508
		103,167,089

United States Natural Gas Pipelines — 6.4%[1]
Energy Transfer Equity, L.P.	757,361	44,979,670
Enterprise Products Partners L.P.	1,921,795	71,759,825
Regency Energy Partners LP	315,478	8,987,968
		125,727,463
Total Master Limited Partnerships
(Cost $364,199,152)		468,552,881

Short-Term Investment — 0.5%[1]

United States Investment Company — 0.5%[1]
Fidelity Institutional Money Market
Portfolio, 0.05%[3]
(Cost $10,195,950)	10,195,950	10,195,950

Total Investments — 99.7%[1]
(Cost $1,753,290,522)		1,964,746,403
Other Assets and Liabilities, Net — 0.3%[1]		6,132,550
Total Net Assets — 100.0%[1]		$1,970,878,953

[1]	Calculated as a percentage of net assets.
[2]	Non-income producing security.
[3]	Rate indicated is the current yield as of November 30, 2014.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	9

Statement of Assets & Liabilities
November 30, 2014

Assets:
Investments, at fair value
(cost $1,753,290,522)	$1,964,746,403
Dividends receivable	2,794,793
Receivable for capital shares sold	6,382,597
Prepaid expenses and other assets	48,925
Total assets	1,973,972,718
Liabilities:
Payable for capital shares redeemed	915,273
Payable to Adviser	1,447,142
Payable for fund administration & accounting fees	155,943
Payable for compliance fees	1,997
Payable for custody fees	20,498
Payable for transfer agent fees & expenses	188,825
Accrued expenses	174,373
Accrued distribution fees	189,714
Total liabilities	3,093,765
Net Assets	$1,970,878,953

Net Assets Consist of:
Capital Stock	$1,746,938,387
Undistributed net investment income	13,048,935
Accumulated net realized loss on investments	(552,858)
Net unrealized appreciation of investments
and translations of foreign currency	211,444,489
Net Assets	$1,970,878,953

	Institutional	Investor
	Class	Class	C Class
Net assets	$1,627,019,142	$264,145,991	$79,713,820
Shares issued and
outstanding[1]	96,592,051	15,760,135	4,795,855
Net asset value,
redemption price
and minimum
offering price
per share	$16.84	$16.76	$16.62
Maximum offering
price per share
($16.76/0.9425)	N/A	$17.78	N/A

1 Unlimited shares authorized

Statement of Operations
For the Year Ended November 30, 2014

Investment Income:
Dividends and distributions from common stock	$34,657,785
Distributions from master limited partnerships	14,873,146
Less: return of capital on distributions	(16,593,384)
Less: foreign taxes withheld	(1,407,049)
Net dividends and distributions
from investments	31,530,498
Dividends from money market mutual funds	10,693
Total investment income	31,541,191

Expenses:
Advisory fees (See Note 5)	13,727,028
Transfer agent fees & expenses (See Note 5)	1,195,860
Fund administration & accounting fees (See Note 5)	775,313
Registration fees	179,156
Custody fees (See Note 5)	94,323
Shareholder communication fees	79,852
Other	47,641
Audit & tax fees	47,595
Trustee fees (See Note 5)	19,630
Compliance fees (See Note 5)	11,993
Legal fees	10,537
Distribution fees (See Note 6):
Investor Class	623,575
C Class	550,767
Total expenses before interest expense
on line of credit	17,363,270
Interest expense on line of credit	10,200
Net expenses	17,373,470
Net Investment Income	14,167,721

Realized and Unrealized Gain on
Investments and Translations
of Foreign Currency
Net realized gain on investments,
including foreign currency gain (loss)	103,723,860
Net change in unrealized appreciation
of investments and translations of
foreign currency	99,234,182
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	202,958,042
Net Increase in Net Assets Resulting
from Operations	$217,125,763

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

10	2014 Annual Report

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Operations
Net investment income	$14,167,721	$10,271,047
Net realized gain on investments, including foreign currency gain (loss)	103,723,860	13,249,093
Net change in unrealized appreciation of investments and translations of foreign currency	99,234,182	104,830,899
Net increase in net assets resulting from operations	217,125,763	128,351,039
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,033,615,493	557,687,049
Proceeds from reinvestment of distributions	58,933,285	1,794,056
Payments for shares redeemed	(396,500,622)	(122,097,816)
Increase in net assets from Institutional Class transactions	696,048,156	437,383,289
Investor Class:
Proceeds from shares sold	177,968,898	149,208,990
Proceeds from reinvestment of distributions	15,906,114	819,425
Payments for shares redeemed	(145,500,518)	(33,146,396)
Increase in net assets from Investor Class transactions	48,374,494	116,882,019
C Class:
Proceeds from shares sold	52,309,884	24,869,422
Proceeds from reinvestment of distributions	4,260,430	35,685
Payments for shares redeemed	(5,301,883)	(921,349)
Increase in net assets from C Class transactions	51,268,431	23,983,758
Net increase in net assets resulting from capital share transactions	795,691,081	578,249,066
Distributions to Shareholders
From net investment income
Institutional Class	(18,439,034)	(2,554,144)
Investor Class	(2,997,027)	(340,394)
C Class	(56,114)	(16,251)
From net realized gains
Institutional Class	(87,045,602)	(4,027,052)
Investor Class	(14,386,784)	(646,794)
C Class	(4,095,514)	(30,959)
From return of capital
Institutional Class	(7,490,139)	—
Investor Class	(1,180,353)	—
C Class	(318,539)	—
Total distributions to shareholders	(136,009,106)	(7,615,594)
Total Increase in Net Assets	876,807,738	698,984,511
Net Assets
Beginning of year	1,094,071,215	395,086,704
End of year (including undistributed net investment income of
$13,048,935 and $11,597,901, respectively)	$1,970,878,953	$1,094,071,215

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	11

Financial Highlights

	Institutional Class
				Period from
	Year Ended	Year Ended	Year Ended	May 31, 2011[1] to
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011
Per Common Share Data[2]
Net asset value, beginning of period	$15.16	$12.60	$11.09	$10.00
Investment operations:
Net investment income[3]	0.15	0.15	0.07	0.04
Net realized and unrealized gain on investments
and translations of foreign currency[3]	2.87	2.64	1.51	1.05
Total from investment operations	3.02	2.79	1.58	1.09
Less distributions from:
Net investment income	(0.28)	(0.09)	(0.04)	—
Net realized gains	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.08)	—	—	—
Total distributions	(1.34)	(0.23)	(0.07)	—
Net asset value, end of period	$16.84	$15.16	$12.60	$11.09
Total Return[4]	19.97%	22.60%	14.32%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,627,019	$874,170	$337,740	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[5]	1.00%	1.04%	1.20%	3.90%
After expense reimbursement/recoupment[5]	1.00%	1.08%	1.11%	1.10%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment[5]	1.00%	1.04%	1.19%	3.90%
After expense reimbursement/recoupment[5]	1.00%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average
net assets:
Before expense reimbursement/recoupment[5]	0.95%	1.43%	1.55%	(1.44)%
After expense reimbursement/recoupment[5]	0.95%	1.39%	1.64%	1.36%
Portfolio turnover rate[4]	34%	25%	37%	46%

[1]	Inception date of the Institutional Class.
[2]	For an Institutional Class Share outstanding for the entire period.
[3]

The per common share data for the years ended November 30, 2013 and November 30, 2012, and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

[4]	Not annualized for periods less than one year.
[5]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

12	2014 Annual Report

Financial Highlights (continued)

	Investor Class
				Period from
	Year Ended	Year Ended	Year Ended	May 31, 2011[1] to
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011
Per Common Share Data[2]
Net asset value, beginning of period	$15.07	$12.54	$11.06	$10.00
Investment operations:
Net investment income[3]	0.12	0.10	0.03	0.06
Net realized and unrealized gain on investments
and translations of foreign currency[3]	2.85	2.64	1.51	1.00
Total from investment operations	2.97	2.74	1.54	1.06
Less distributions from:
Net investment income	(0.22)	(0.07)	(0.03)	—
Net realized gains	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.08)	—	—	—
Total distributions	(1.28)	(0.21)	(0.06)	—
Net asset value, end of period	$16.76	$15.07	$12.54	$11.06
Total Return[4,5]	19.70%	22.31%	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$264,146	$191,964	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[6]	1.25%	1.29%	1.45%	4.15%
After expense reimbursement/recoupment[6]	1.25%	1.33%	1.36%	1.35%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment[6]	1.25%	1.29%	1.44%	4.15%
After expense reimbursement/recoupment[6]	1.25%	1.33%	1.35%	1.35%
Ratio of net investment income (loss) to average
net assets:
Before expense reimbursement/recoupment[6]	0.70%	1.18%	1.30%	(1.72)%
After expense reimbursement/recoupment[6]	0.70%	1.14%	1.39%	1.08%
Portfolio turnover rate[5]	34%	25%	37%	46%

[1]	Inception date of the Investor Class.
[2]	For an Investor Class Share outstanding for the entire period.
[3]

The per common share data for the years ended November 30, 2013 and November 30, 2012, and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

[4]	Total return does not reflect sales charges.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	13

Financial Highlights (continued)

	C Class
			Period from
	Year Ended	Year Ended	September 19, 2012[1] to
	November 30, 2014	November 30, 2013	November 30, 2012
Per Common Share Data[2]
Net asset value, beginning of period	$14.93	$12.52	$12.68
Investment operations:
Net investment income[3]	0.04	0.09	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency[3]	2.77	2.53	(0.17)
Total from investment operations	2.81	2.62	(0.16)
Less distributions from:
Net investment income	(0.07)	(0.07)	—
Net realized gains	(0.98)	(0.14)	—
Return of capital	(0.07)	—	—
Total distributions	(1.12)	(0.21)	—
Net asset value, end of period	$16.62	$14.93	$12.52
Total Return[4,5]	18.81%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$79,714	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[6]	2.00%	2.04%	2.19%
After expense reimbursement/recoupment[6]	2.00%	2.08%	2.11%
Ratio of expenses excluding interest expenses to average net assets:
Before expense reimbursement/recoupment[6]	2.00%	2.04%	2.18%
After expense reimbursement/recoupment[6]	2.00%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment[6]	(0.05)%	0.43%	0.57%
After expense reimbursement/recoupment[6]	(0.05)%	0.39%	0.65%
Portfolio turnover rate[5]	34%	25%	37%

[1]	Inception date of the C Class.
[2]	For a C Class Share outstanding for the entire period.
[3]

The per common share data for the year ended November 30, 2013 and the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

[4]	Total return does not reflect sales charges.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

14	2014 Annual Report

Notes to Financial Statements
November 30, 2014

1. Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

During the year ended November 30, 2014, the Fund reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $610,000, an increase in unrealized appreciation of investments of approximately $559,000, and an increase in realized gains of approximately $51,000 for the year ended November 30, 2014.

The Fund will make distributions of net investment income, if any, semi-annually. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2014, the Fund increased undistributed net investment income by $17,764,519, increased accumulated net realized loss by $8,775,488 and decreased paid-in capital by $8,989,031.

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	15

Notes to Financial Statements (continued)

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Securities valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common stock	$1,485,997,572	$—	$—	$1,485,997,572
Master limited
partnerships	468,552,881	—	—	468,552,881
Short-term investment	10,195,950	—	—	10,195,950
Total investments
in securities	$1,964,746,403	$—	$—	$1,964,746,403

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2014, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

16	2014 Annual Report

Notes to Financial Statements (continued)

4. Concentration risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.10%, 1.35%, and 2.10% of average daily net assets of the Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. At November 30, 2014, there was no balance of previously waived advisory fees eligible for recoupment.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended November 30, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended, November 30, 2014, the Investor Class incurred expenses of $623,575 and the C Class incurred expenses of $550,767 pursuant to the Plan.

7. Capital share transactions

	For the	For the
	Year Ended	Year Ended
TRANSACTIONS IN SHARES:	November 30, 2014	November 30, 2013
Institutional Class:
Shares sold	58,042,805	39,254,171
Shares issued to holders in reinvestment
of distributions	3,411,220	146,693
Shares redeemed	(22,529,362)	(8,531,691)
Increase in Institutional Class shares
outstanding	38,924,663	30,869,173
Investor Class:
Shares sold	10,126,900	10,573,062
Shares issued to holders in reinvestment
of distributions	931,993	67,221
Shares redeemed	(8,038,728)	(2,305,284)
Increase in Investor Class shares
outstanding	3,020,165	8,334,999
Class C:
Shares sold	2,977,942	1,765,434
Shares issued to holders in reinvestment
of distributions	248,466	2,935
Shares redeemed	(301,903)	(63,979)
Increase in C Class shares outstanding	2,924,505	1,704,390
Net increase in shares outstanding	44,869,333	40,908,562

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	17

Notes to Financial Statements (continued)

8. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended November 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$1,230,154,366	$545,490,419

9. Federal tax information

As of November 30, 2014, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$1,731,444,114
Gross unrealized appreciation	277,879,542
Gross unrealized depreciation	(53,938,976)
Net unrealized appreciation	223,940,566
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$223,940,566

As of November 30, 2014, the Fund had no capital loss carryforwards.

For the years ended November 30, 2014 and November 30, 2013, the Fund paid the following distributions to shareholders:

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Ordinary income*	$29,406,493	$6,546,773
Long-term capital gains**	97,613,582	1,068,821
Return of capital	8,989,031	—
Total distributions	$136,009,106	$7,615,594

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Line of credit

The Fund established a line of credit (“LOC”) in the amount of $135,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. For the year ended, November 30, 2014, the Fund had average outstanding borrowings of $309,534 under the LOC and paid a weighted average interest rate of 3.25%.

11. Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2014, National Financial Services, LLC, for the benefit of its customers, owned 25.6% of the outstanding shares of the Fund.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

18	2014 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise MLP & Pipeline Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise MLP & Pipeline Fund (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP & Pipeline Fund at November 30, 2014, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

January 29, 2015

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	19

Trustees and Officers (unaudited)
November 30, 2014

			Number of		Other
			Portfolios		Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Trustee	Indefinite Term; Since April 2011	26	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Indefinite Term; Since April 2011	26	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present).
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since April 2011	26	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since April 2011	26	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (7 Portfolios) (2006-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairman and Trustee	Indefinite Term; Since January 2011	26	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Secretary	Indefinite Term; Since January 2011	N/A	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

20	2014 Annual Report

Additional Information (unaudited)

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified dividend income/dividends received deduction

For the fiscal year ended November 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2014 was 98.07% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 17.52%.

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Annual Report	21

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2014 and November 30, 2013, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$32,000	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$23,175	$11,375
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	$23,175	$11,375
Registrant’s Investment Adviser	$130,100	$70,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 6, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 6, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 6, 2015

* Print the name and title of each signing officer under his or her signature.